UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 19, 2008
NOVAVAX, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-26770 (Commission File Number)	22-2816046 (I.R.S. Employer Identification No.)

9920 Belward Campus Drive Rockville, Maryland (Address of principal executive offices)	20850 (Zip Code)

Registrant’s telephone number, including area code:	(240) 268-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On February 19, 2008, Novavax, Inc. (the “Company”) issued a press release announcing the sale of all of its assets related to Estrasorb® in North America to Graceway Pharmaceuticals, LLC (“Graceway”). In connection with the asset sale, the Company announced that it also entered into a supply agreement with Graceway pursuant to which the Company will manufacture additional finished goods of Estrasorb with final delivery of the new inventory expected by mid-2008. Novavax retains the rights to commercialize Estrasorb in other parts of the world.
A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibits

99.1	Press release of Novavax, Inc. dated February 19, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Novavax, Inc. (Registrant)
February 19, 2008	By:	/s/ Len Stigliano
	Name:	Len Stigliano
	Title:	Chief Financial Officer, Vice President and Treasurer

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